UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08966

Legg Mason Growth Trust, Inc.

Name of Fund:

100 Light Street, Baltimore, MD	21202
Address of Principal Executive Offices:

Richard M. Wachterman, Esq.

Legg Mason & Co., LLC

100 Light Street

Baltimore, MD 21202

Name and address of agent for service:

Registrant’s telephone number, including area code: (410) 539-0000

Date of fiscal year end: December 31, 2008

Date of reporting period: December 31, 2008

Item 1.	Report to Shareholders

Annual Report to Shareholders	1

To Our Shareholders,

We are pleased to provide you with Legg Mason Growth Trust’s annual report for the year ended December 31, 2008.

Total returns for various periods ended December 31, 2008 are:

	Total Returns
	6 Months	12 Months
Growth Trust:
Primary ClassA	–50.95%	–60.44%
Class R	–50.81%	–60.25%
Financial Intermediary Class	–50.76%	–60.14%
Institutional Class	–50.69%	–60.02%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for Classes CA and R, please visit www.leggmason.com/individualinvestors.com. For the Financial Intermediary and Institutional Classes, please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The market environment of the past twelve months has been among the most challenging seen by equity investors for generations. Concerns about our global financial system and the health of the global economy have negatively affected virtually all asset classes, including, of course, U.S. equities.

We understand the concerns created by market turmoil and declining prices. While no one can predict with certainty when the current crisis will end, we are heartened by the recent actions of the U.S. government to support and repair our financial system.

We continue to believe in the resiliency of the U.S. economy. We believe that turmoil and downturn will eventually be followed by recovery and appreciation. We also believe in the long-term potential of our equity markets to provide rewards to patient investors. We remain committed to helping you, our shareholders, build wealth over the long term.

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund’s share classes included in this report, please contact your financial advisor.

2	Annual Report to Shareholders

PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, has completed its annual examination of the Fund, and audited financial statements for the fiscal year ended December 31, 2008 are included in this report.

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

Since the Fund’s inception, we have mailed quarterly reports to the Fund’s shareholders. With the increasing availability of other sources that provide important information about the Fund on a timely basis, and given the expense to the Fund of printing and mailing shareholder reports every three months, in the future, shareholders will receive shareholder reports every six months. The reports will be delivered to shareholders following the end of the first six months of the Fund’s fiscal year and following the end of the fiscal year. These reports will continue to include a complete portfolio of holdings, detailed financial information as of the end of each period, and commentary from the Fund’s portfolio managers about the Fund’s performance during the period.

There are a number of sources from which you can obtain current information about the Fund. The Legg Mason website, http://www.leggmason.com/individualinvestors, includes detailed information about the Fund, is updated daily and provides a link to the Fund’s shareholder reports and other information. The Fund files a complete portfolio of holdings as of the end of the first and third quarter of its fiscal year with the SEC on Form N-Q. These reports can be found on the SEC’s website, www.sec.gov.

Annual Report to Shareholders	3

This is my first letter to you as Chairman of the Fund. In November, the Fund’s Board of Directors elected David Odenath as President and me as Chairman of the Board of Directors of the Fund. At that meeting, Jack Curley, who served as Chairman of all the Legg Mason Funds, retired after many years of exemplary service. Jack embodied the finest qualities of a good chairman; he was ethical, hard-working and perceptive. He had a deep understanding of mutual fund issues and always acted in the shareholders’ best interests. I have big shoes to fill and I will work hard to do so. We wish Jack all the best and thank him for his many years of service.

Sincerely,

Mark R. Fetting	David R. Odenath
Chairman	President

February 27, 2009

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

4	Annual Report to Shareholders

Management’s Discussion of Fund Performance

Legg Mason Growth Trust, Inc.

Total returns for the Fund for various periods ended December 31, 2008 are presented below, along with those of comparative indices:

			Average Annual Total Returns
	Three Months	One Year	Three Years	Five Years	Ten Years	Since InceptionA
Growth Trust
Primary ClassB	–32.55%	–60.44%	–23.16%	–12.97%	–4.42%	+3.15%
Class R	–32.43%	–60.25%	N/A	N/A	N/A	–32.58%
Financial Intermediary Class	–32.41%	–60.14%	–22.58%	N/A	N/A	–12.21%
Institutional Class	–32.35%	–60.02%	–22.34%	N/A	N/A	–12.41%
S&P 500 IndexC	–21.94%	–37.00%	–8.36%	–2.19%	–1.38%	+6.06%
Dow Jones Industrial AverageD	–18.39%	–31.93%	–4.09%	–1.12%	+1.66%	+7.54%
Lipper Large-Cap Growth
Funds Category AverageE	–23.24%	–40.70%	–10.48%	–3.72%	–2.92%	+4.00%
Russell 1000 Growth IndexF	–22.79%	–38.44%	–9.11%	–3.42%	–4.27%	+4.24%
Russell 1000 Value IndexG	–22.18%	–36.85%	–8.32%	–0.79%	+1.36%	+7.44%
Russell 2000 IndexH	–26.12%	–33.79%	–8.29%	–0.93%	+3.02%	+6.10%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Classes CB and R, please visit www.leggmason.com/individualinvestors. For the Financial Intermediary and Institutional Classes, please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Investors saw a historically terrible year in 2008. Exceptions were few and far between as, according to the Wall Street Journal, only one mutual fund in 1,700 ended the year above water. Asset classes around the world, from Chinese equities to Spanish real estate, saw sharp declines as troubles in the U.S. housing market spread, compounded by policy errors, culminating in a global recession. There was significant upheaval in the U.S. equity markets, particularly among financials, as erstwhile giants Bear Stearns and Lehman Brothers perished, government-sponsored enterprises (“GSEs”) Fannie Mae and Freddie Mac were put into conservatorship by the government, and global insurance firm AIG required billions in government loans to survive. The year ended on a slight positive with a modest rebound in stock prices in late November and December amid constructive policy developments and excitement about the new presidential administration, but losses were severe on the year.

Annual Report to Shareholders	5

The Growth Trust was not immune from the turmoil, underperforming its benchmark S&P 500 Index. Losses in the Financials sector were a primary culprit, with primary detractors for the year including Citigroup, AIG, Freddie Mac and Merrill Lynch. Each of these companies suffered multi-billion dollar write-downs from mortgage-backed securities or credit default swaps and each was either forced to accept government loans or taken over in a fire sale. In addition, reliant Energy tumbled after it was forced to seek more expensive financing for its power retail business and worries emerged that the company might have to find a partner. Mobile phone company Nokia hit a rough patch and saw its share price slide as worries emerged over both the size of the addressable market and Nokia’s market share. On the upside, new portfolio positions in Allergan, Yum! Brands, Nike, UPS and Aetna were initiated after most of the market sell-off, allowing the portfolio to capture the rebound in these names.

Robert G. Hagstrom, CFA

February 20, 2009

A

The inception date of the Primary Class is April 17, 1995. The inception date of Class R is December 28, 2006. The inception date of the Financial Intermediary Class is January 29, 2004. The inception date of the Institutional Class is March 4, 2004. Index returns are for periods beginning April 30, 1995. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices.

B	On February 1, 2009, Primary Class shares were renamed Class C shares.

C	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

D

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

E

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. The Lipper Large-Cap Growth Funds Category Average is comprised of the Fund’s peer group of mutual funds.

F

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

G	The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

H

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

6	Annual Report to Shareholders

Expense Example

Legg Mason Growth Trust, Inc.

As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and service (12b-1) fees on Primary Class, Class R and Financial Intermediary Class shares; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested on July 1, 2008, and held through December 31, 2008. The ending values assume dividends were reinvested at the time they were paid.

Actual Expenses

The first line for each class in the table on the following page provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held through the entire period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

Annual Report to Shareholders	7

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses PaidA During the Period 7/1/08-12/31/08
Primary Class:
Actual	$1,000.00	$490.50	$6.90
Hypothetical (5% return before expenses)	1,000.00	1,015.88	9.33
Class R:
Actual	$1,000.00	$491.90	$5.25
Hypothetical (5% return before expenses)	1,000.00	1,018.10	7.10
Financial Intermediary Class:
Actual	$1,000.00	$492.40	$4.20
Hypothetical (5% return before expenses)	1,000.00	1,019.50	5.69
Institutional Class:
Actual	$1,000.00	$493.10	$2.97
Hypothetical (5% return before expenses)	1,000.00	1,021.16	4.02

A

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 1.84%, 1.40%, 1.12% and .79% for the Primary Class, Class R, Financial Intermediary Class and Institutional Class, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (184) and divided by 366.

8	Annual Report to Shareholders

Performance Information

Legg Mason Growth Trust, Inc.

The graphs on the following pages compare the Fund’s total returns to those of the S&P 500 Stock Composite Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in each of Class R, Financial Intermediary Class and Institutional Class, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The lines representing the securities market index do not take into account any transaction costs associated with buying and selling portfolio securities in the index or other administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Annual Report to Shareholders	9

Growth of a $10,000 Investment — Primary Class

Periods Ended December 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–60.44%	–60.44%
Five Years	–50.07%	–12.97%
Ten Years	–36.36%	–4.42%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

10	Annual Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Class R

Periods Ended December 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–60.25%	–60.25%
Life of Class*	–54.69%	–32.58%

*	Inception date — December 28, 2006

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for periods beginning December 31, 2006.

Annual Report to Shareholders	11

Growth of a $1,000,000 Investment — Financial Intermediary Class

Periods Ended December 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–60.14%	–60.14%
Life of Class*	–47.33%	–12.21%

*	Inception date — January 29, 2004

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning January 31, 2004.

12	Annual Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended December 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–60.02%	–60.02%
Life of Class*	–47.25%	–12.41%

*	Inception date — March 4, 2004

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

C	Index returns are for periods beginning February 29, 2004.

Annual Report to Shareholders	13

Portfolio Composition (As of December 31, 2008)D

(As a percentage of the portfolio)

Top 10 Holdings (As of December 31, 2008)

Security	% of Net Assets
State Street Corp.	4.1%
QUALCOMM Inc.	4.0%
PepsiCo Inc.	3.9%
Yahoo! Inc.	3.8%
Caterpillar Inc.	3.8%
EMC Corp.	3.7%
Cisco Systems Inc.	3.7%
Quanta Services Inc.	3.6%
Nokia Oyj — ADR	3.5%
Google Inc.	3.5%

D	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

14	Annual Report to Shareholders

Performance Information — Continued

Selected Portfolio PerformanceE

Legg Mason Growth Trust, Inc.

Strongest performers for the year ended December 31, 2008F
1.	QUALCOMM Inc.	–7.6%
2.	Quanta Services Inc.	–24.5%
3.	Caterpillar Inc.	–36.8%
4.	Cisco Systems Inc.	–39.8%
5.	Amazon.com Inc.	–44.7%
Weakest performers for the year ended December 31, 2008F
1.	Electronic Arts Inc. (EA)	–72.5%
2.	Foster Wheeler Ltd.	–69.8%
3.	The Shaw Group Inc.	–66.1%
4.	Nokia Oyj – ADR	–58.2%
5.	eBay Inc.	–57.9%

Portfolio Changes

New positions established during the quarter	Positions completely sold during the quarter
Aetna Inc.	Citigroup Inc.
Allegan Inc.	FedEx Corp.
CVS Caremark Corp.	General Cable Corp.
General Electric Co.	Merrill Lynch and Co. Inc.
International Game Technology	Nabors Industrials Ltd.
Medtronic Inc.	Red Hat Inc.
Microsoft Corp.	Reliant Energy Inc.
NIKE Inc.	Thomas and Betts Corp.
PepsiCo Inc.
State Street Corp.
The Boeing Co.
The Mosaic Co.
Transocean Ltd.
United Parcel Service Inc.
Yum! Brands Inc.
Zimmer Holdings Inc.

E	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.

F	Securities held for the entire year.

Annual Report to Shareholders	15

Portfolio of Investments

Legg Mason Growth Trust, Inc.

December 31, 2008

	Shares	Value
Common Stocks and Equity Interests — 99.1%
Consumer Discretionary — 9.6%
Hotels, Restaurants and Leisure — 4.7%
International Game Technology	750,000	$8,917,500
Yum! Brands Inc.	240,000	7,560,000

		16,477,500

Internet and Catalog Retail — 2.9%
Amazon.com Inc.	200,000	10,256,000	A

Textiles, Apparel and Luxury Goods — 2.0%
NIKE Inc.	140,000	7,140,000

Consumer Staples — 6.9%
Beverages — 3.9%
PepsiCo Inc.	250,000	13,692,500

Food and Staples Retailing — 3.0%
CVS Caremark Corp.	375,000	10,777,500

Energy — 7.9%
Energy Equipment and Services — 4.9%
Halliburton Co.	550,000	9,999,000
Transocean Ltd.	150,000	7,087,500	A

		17,086,500

Oil, Gas and Consumable Fuels — 3.0%
XTO Energy Inc.	300,000	10,581,000

Financials — 10.7%
Capital Markets — 4.0%
State Street Corp.	365,000	14,355,450

16	Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Growth Trust, Inc. — Continued

	Shares	Value
Financials — Continued
Consumer Finance — 3.3%
American Express Co.	625,000	$11,593,750

Diversified Financial Services — 3.4%
NYSE Euronext	435,000	11,910,300

Health Care — 10.3%
Health Care Equipment and Supplies — 4.5%
Medtronic Inc.	250,000	7,855,000
Zimmer Holdings Inc.	200,000	8,084,000	A

		15,939,000

Health Care Providers and Services — 3.2%
Aetna Inc.	400,000	11,400,000

Pharmaceuticals — 2.6%
Allergan Inc.	225,000	9,072,000

Industrials — 21.0%
Aerospace and Defense — 2.4%
The Boeing Co.	200,000	8,534,000

Air Freight and Logistics — 2.9%
United Parcel Service Inc.	185,000	10,204,600

Construction and Engineering — 8.9%
Foster Wheeler Ltd.	350,000	8,183,000	A
Quanta Services Inc.	650,000	12,870,000	A
The Shaw Group Inc.	500,000	10,235,000

		31,288,000

Annual Report to Shareholders	17

	Shares	Value
Industrials — Continued
Industrial Conglomerates — 3.0%
General Electric Co.	650,000	$10,530,000

Machinery — 3.8%
Caterpillar Inc.	300,000	13,401,000

Information Technology — 30.5%
Communications Equipment — 11.2%
Cisco Systems Inc.	800,000	13,040,000	A
Nokia Oyj — ADR	800,000	12,480,000
QUALCOMM Inc.	395,000	14,152,850

		39,672,850

Computers and Peripherals — 3.7%
EMC Corp.	1,250,000	13,087,500	A

Internet Software and Services — 9.5%e
Bay Inc.	550,000	7,678,000	A
Google Inc.	40,000	12,306,000	A
Yahoo! Inc.	1,100,000	13,420,000	A

		33,404,000

Semiconductors and Semiconductor Equipment — 2.2%
Texas Instruments Inc.	500,000	7,760,000

Software — 3.9%
Electronic Arts Inc. (EA)	365,000	5,854,600	A
Microsoft Corp.	400,000	7,776,000

		13,630,600

18	Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Growth Trust, Inc. — Continued

	Shares	Value
Materials — 2.2%
Chemicals — 2.2%
The Mosaic Co.	225,000	$7,785,000

Total Common Stocks and Equity Interests (Cost — $422,922,097)		349,579,050

Total Investments — 99.1% (Cost — $422,922,097)B		349,579,050
Other Assets Less Liabilities — 0.9%		3,303,051

Net Assets — 100.0%		$352,882,101

A	Non-income producing.

B	At December 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$30,194,531
Gross unrealized depreciation	(110,671,246)

Net unrealized depreciation	$(80,476,715)

ADR	— American Depository Receipt

See notes to financial statements.

Annual Report to Shareholders	19

Statement of Assets and Liabilities

Legg Mason Growth Trust, Inc.

December 31, 2008

Assets:
Investment securities at value (Cost – $422,922,097)		$349,579,050
Receivable for securities sold		13,919,510
Receivable for fund shares sold		1,611,079
Dividends receivable		729,125

Total assets		365,838,764
Liabilities:
Payable for securities purchased	$7,794,702
Payable for fund shares repurchased	3,432,779
Cash overdraft	886,777
Accrued management fee	209,554
Accrued distribution and service fees	196,432
Accrued expenses and other liabilities	436,419

Total liabilities		12,956,663

Net Assets		$352,882,101

Net assets consist of:
Accumulated paid-in-capital		$846,521,585
Accumulated net investment loss		(120,335)
Accumulated net realized loss on investments and foreign currency transactions		(420,176,102)
Net unrealized depreciation on investments		(73,343,047)

Net Assets		$352,882,101

Net Asset Value Per Share:
Primary ClassA (15,910,438 shares outstanding)		$12.85

Class R (67,196 shares outstanding)		$13.29

Financial Intermediary Class (7,954,390 shares outstanding)		$13.37

Institutional Class (3,027,969 shares outstanding)		$13.57

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

See notes to financial statements.

20	Annual Report to Shareholders

Statement of Operations

Legg Mason Growth Trust, Inc.

For the Year Ended December 31, 2008

Investment Income:
Dividends	$10,068,582
Interest	425,658
Less: Foreign taxes withheld	(329,997)

Total income		$10,164,243
Expenses:
Management fees	6,090,482
Distribution and service fees:
Primary Class	4,696,469
Class R	5,800
Financial Intermediary Class	570,565
Audit and legal fees	79,495
Custodian fees	113,410
Directors’ fees and expenses	88,288
Registration fees	92,957
Reports to shareholders:
Primary Class	106,598
Class R	263
Financial Intermediary Class	51,801
Institutional Class	38,821
Transfer agent and shareholder servicing expense:
Primary Class	315,758
Class R	4,893
Financial Intermediary Class	219,780
Institutional Class	28,507
Other expenses	77,773

	12,581,660
Less: Expenses reimbursed	(3,438)
Compensating balance credits	(299)

Net expenses		12,577,923

Net Investment Loss		(2,413,680)
Net Realized and Unrealized (Loss) on Investments:
Net realized (loss) on:
Investments	(392,196,769)
Foreign currency transactions	(6,886)

		(392,203,655)
Change in unrealized appreciation/(depreciation) of investments		(303,824,839)

Net Realized and Unrealized Loss on Investments		(696,028,494)

Change in Net Assets Resulting From Operations		$(698,442,174)

See notes to financial statements.

Annual Report to Shareholders	21

Statement of Changes in Net Assets

Legg Mason Growth Trust, Inc.

	For the Years Ended December 31,
	2008	2007
Change in Net Assets:
Net investment loss	$(2,413,680)	$(5,756,021)
Net realized gain/(loss)	(392,203,655)	54,555,504
Change in unrealized appreciation/(depreciation)	(303,824,839)	92,537,298

Change in net assets resulting from operations	(698,442,174)	141,336,781
Distributions to shareholders from:
Net realized gain on investments:
Primary Class	—	(49,786,498)
Class R	—	(26,328)
Financial Intermediary Class	—	(24,002,986)
Institutional Class	—	(15,929,755)
Change in net assets from fund share transactions:
Primary Class	(107,171,574)	81,543,667
Class R	1,615,956	520,089
Financial Intermediary Class	(50,710,839)	85,827,405
Institutional Class	(46,589,323)	34,353,980

Change in net assets	(901,297,954)	253,836,355
Net Assets:
Beginning of year	1,254,180,055	1,000,343,700

End of year	$352,882,101	$1,254,180,055

Accumulated net investment loss	$(120,335)	$(101,335)

See notes to financial statements.

22	Annual Report to Shareholders

Financial Highlights

Legg Mason Growth Trust, Inc.

For a share of each class of capital stock outstanding:

Primary Class:

	Years Ended December 31,
	2008		2007		2006		2005	2004
Net asset value, beginning of year	$32.48		$30.78		$30.59		$30.15	$28.04

Investment operations:
Net investment loss	(.16	)A	(.30	)A	(.25	)A	(.27)	(.32)
Net realized and unrealized gain/(loss)	(19.47)		4.59		.44		.97	2.43

Total from investment operations	(19.63)		4.29		.19		.70	2.11

Distributions from:
Net realized gain on investments	—		(2.59)		—		(.26)	—

Total distributions	—		(2.59)		—		(.26)	—

Net asset value, end of year	$12.85		$32.48		$30.78		$30.59	$30.15

Total return	(60.44)%		14.00%		.62%		2.33%	7.52%
Ratios to Average Net Assets:B
Total expenses	1.84%		1.84%		1.86%		1.87%	1.87%
Expenses net of waivers, if any	1.84%		1.84%		1.86%		1.87%	1.87%
Expenses net of all reductions	1.84%		1.84%		1.86%		1.87%	1.87%
Net investment loss	(.67)%		(.90)%		(.87)%		(1.08)%	(1.18)%
Supplemental Data:
Portfolio turnover rate	103.9%		62.1%		31.0%		19.7%	33.8%
Net assets, end of year (in thousands)	$204,523		$685,972		$576,549		$458,567	$384,040

A	Computed using average daily shares outstanding.

B

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and any voluntary expense waivers.

See notes to financial statements.

Annual Report to Shareholders	23

Class R:

	Years Ended December 31,				Period Ended December 31, 2006C
	2008		2007
Net asset value, beginning of year	$33.43		$31.49		$31.62

Investment operations:
Net investment loss	(.03	)A	(.15	)A	—	A,D
Net realized and unrealized gain/(loss)	(20.11)		4.68		(.13)

Total from investment operations	(20.14)		4.53		(.13)

Distributions from:
Net realized gain on investments	—		(2.59)		—

Total distributions	—		(2.59)		—

Net asset value, end of year	$13.29		$33.43		$31.49

Total return	(60.25)%		14.45%		(.41	)%E
Ratios to Average Net Assets:B
Total expenses	1.70%		6.56%		1.28	%F
Expenses net of waivers, if any	1.40%		1.40%		1.28	%F
Expenses net of all reductions	1.40%		1.40%		1.28	%F
Net investment loss	(.12)%		(.45)%		(1.14	)%F
Supplemental Data:
Portfolio turnover rate	103.9%		62.1%		31.0	%E
Net assets, end of year (in thousands)	$893		$512		$10

C	For the period December 28, 2006 (commencement of operations) to December 31, 2006.

D	Amount less than $.01 per share.

E	Not annualized.

F	Annualized.

See notes to financial statements.

24	Annual Report to Shareholders

Financial Highlights — Continued

Legg Mason Growth Trust, Inc. — Continued

For a share of each class of capital stock outstanding:

Financial Intermediary Class:

	Years Ended December 31,
	2008		2007		2006		2005	2004G
Net asset value, beginning of year	$33.54		$31.48		$31.06		$30.38	$27.59

Investment operations:
Net investment income/(loss)	.01	A	(.05	)A	(0.04	)A	(.07)	(.01)
Net realized and unrealized gain/(loss)	(20.18)		4.70		.46		1.01	2.80

Total from investment operations	(20.17)		4.65		.42		.94	2.79

Distributions from:
Net realized gain on investments	—		(2.59)		—		(.26)	—

Total distributions	—		(2.59)		—		(.26)	—

Net asset value, end of year	$13.37		$33.54		$31.48		$31.06	$30.38

Total return	(60.14)%		14.84%		1.35%		3.10%	10.11	%E
Ratios to Average Net Assets:B
Total expenses	1.12%		1.09%		1.13%		1.16%	1.11	%F
Expenses net of waivers, if any	1.12%		1.09%		1.13%		1.15%	1.11	%F
Expenses net of all reductions	1.12%		1.09%		1.13%		1.15%	1.11	%F
Net investment income (loss)	.05%		(.15)%		(.14)%		(.39)%	(.07	)%F
Supplemental Data:
Portfolio turnover rate	103.9%		62.1%		31.0%		19.7%	33.8	%E
Net assets, end of year (in thousands)	$106,362		$339,532		$240,778		$155,266	$9,599

G	For the period January 29, 2004 (commencement of operations) to December 31, 2004.

See notes to financial statements.

Annual Report to Shareholders	25

Institutional Class:

	Years Ended December 31,
	2008		2007		2006		2005	2004H
Net asset value, beginning of year	$33.94		$31.73		$31.20		$30.42	$27.94

Investment operations:
Net investment income	.09	A	.06	A	.06	A	—	.02
Net realized and unrealized gain/(loss)	(20.46)		4.74		.47		1.04	2.46

Total from investment operations	(20.37)		4.80		.53		1.04	2.48

Distributions from:
Net realized gain on investments	—		(2.59)		—		(.26)	—

Total distributions	—		(2.59)		—		(.26)	—

Net asset value, end of year	$13.57		$33.94		$31.73		$31.20	$30.42

Total return	(60.02)%		15.20%		1.70%		3.42%	8.88	%E
Ratios to Average Net Assets:B
Total expenses	.79%		.77%		.80%		.83%	.82	%F
Expenses net of waivers, if any	.79%		.77%		.80%		.83%	.82	%F
Expenses net of all reductions	.79%		.77%		.80%		.83%	.82	%F
Net investment income (loss)	.36%		.17%		.19%		(.02)%	.42	%F
Supplemental Data:
Portfolio turnover rate	103.9%		62.1%		31.0%		19.7%	33.8	%E
Net assets, end of year (in thousands)	$41,104		$228,164		$183,007		$117,343	$34,964

H	For the period March 4, 2004 (commencement of operations) to December 31, 2004.

See notes to financial statements.

26	Annual Report to Shareholders

Notes to Financial Statements

Legg Mason Growth Trust, Inc.

1.	Organization and Significant Accounting Policies:

The Legg Mason Growth Trust, Inc. (“Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, non-diversified investment company.

Growth Trust offers four classes of shares: Primary Class, Class R, Financial Intermediary Class, and Institutional Class. The income and expenses of the Fund are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution and service fees, which are charged on Primary Class, Class R and Financial Intermediary Class shares and transfer agent and shareholder servicing expenses, which are determined separately for each class.

Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Investment Valuation

The Fund’s securities are valued under policies approved by and under the general oversight of the Board of Directors. Effective January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the last quoted bid prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid price as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the

Annual Report to Shareholders	27

security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	December 31, 2008	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in Securities – assets	$349,579,050	$349,579,050	—	—
Other Financial
Instruments	—	—	—	—

Total	$349,579,050	$349,579,050	—	—

*	Other financial instruments include options, futures, swaps and forward contracts.

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the year ended December 31, 2008, security transactions (excluding short-term investments) were as follows:

Purchases	Proceeds From Sales
$1,026,675,545	$890,518,007

Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

28	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Growth Trust, Inc. — Continued

Repurchase Agreements

The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian, acting on the Fund’s behalf, or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market daily in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization on the collateral by the Fund may be delayed or limited.

Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Commission Recapture

The Fund has entered into a directed brokerage agreement with State Street Bank & Trust Company, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included in the realized gain/(loss) on investment transactions. During the year ended December 31, 2008, the Fund did not receive any commission rebates.

Redemptions In-Kind

The Fund under certain conditions may redeem its shares in-kind by distributing portfolio securities rather than making cash payment. Gains and losses realized on redemption in-kind transactions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid in-capital. During the year ended December 31, 2008, the Fund realized $7,661,980 of net gain on $26,628,122 redemption in-kind transactions, which will not be recognized for tax purposes.

Annual Report to Shareholders	29

Investment Income and Distributions to Shareholders

Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid annually in June, if available. An additional distribution may be made in December, to the extent necessary in order to comply with federal excise tax requirements. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States of America. Accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Foreign Taxes

The Fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the Fund and withheld from dividend and interest income.

Market Price Risk

The prices of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The growth-oriented, equity-type securities generally purchased by the Fund may involve large price swings and potential for loss.

Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.	Federal Income Taxes:

It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

30	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Growth Trust, Inc. – Continued

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Reclassifications

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-in Capital
(a)	$2,401,566	$(7,661,980)	$5,260,414
(b)	(6,886)	6,886	—

(a)	Reclassifications are primarily due to a tax net operating loss and tax adjustments associated with securities involved in an in-kind distribution.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2008	2007
Distributions paid from:
Ordinary Income	$—	$39,070,274
Net Long-term Capital Gains	—	50,675,299

Total Distributions Paid	$—	$89,745,573

Annual Report to Shareholders	31

Accumulated Earnings on a Tax Basis

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward (*)	$(293,785,850)
Other book/tax temporary differences (a)	(119,376,919)
Unrealized appreciation/(depreciation) (b)	(80,476,715)

Total accumulated earnings/(losses) — net	$(493,639,484)

(*)	As of December 31, 2008, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2016	$(293,785,850)

This amount will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Tax Cost of Investments

As of December 31, 2008, the aggregate cost of investments for federal tax purposes was $430,055,765.

3.	Transactions With Affiliates:

The Fund has an investment advisory and management agreement with Legg Mason Capital Management, Inc. (“LMCM”). Pursuant to its agreement, LMCM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of the Fund’s average daily net assets.

The following chart summarizes the management fees for the Fund:

Management Fee	Net Asset Breakpoint
0.70%	up to $2 billion
0.65%	in excess of $2 billion

32	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Growth Trust, Inc. — Continued

Legg Mason Fund Adviser, Inc. (“LMFA”) serves as administrator to the Fund under an administrative services agreement with LMCM. For LMFA’s services to the Fund, LMCM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, at a rate of 0.05% of the average daily net assets of the Fund.

Legg Mason Investor Services, LLC (“LMIS”) serves as distributor of the Fund. LMIS receives from the Fund’s Primary Class, Class R and Financial Intermediary Class an annual distribution fee and an annual service fee, computed daily and payable monthly as follows:

	Distribution	Service
	Fee	Fee
Primary Class	0.75%	0.25%
Class R	0.25%	0.25%
Financial Intermediary Class	N/A	0.25%

LMCM and LMIS currently intend to voluntarily waive fees or reimburse expenses in any month to the extent the Fund’s expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month annual rates of average daily net assets specified below. The Fund’s agreement with LMCM provides that certain expense reimbursements be made to the Fund. For the year ended December 31, 2008, LMCM reimbursed the Fund $3,438 for these expenses. These voluntary waivers are currently expected to continue until April 30, 2009, but may be terminated at any time.

The following chart summarizes the expense limitations for the Fund:

Class	Expense Limitation
Primary	1.90%
Class R	1.40%
Financial Intermediary	1.15%
Institutional	0.90%

LMCM, LMFA and LMIS are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

Under a Deferred Compensation Plan (“Plan”), directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

4.	Line of Credit:

The Fund, along with certain other Legg Mason Funds, participates in a $400 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the year ended December 31, 2008.

Annual Report to Shareholders	33

5.	Fund Share Transactions:

At December 31, 2008, there were 100,000,000 shares authorized at $.001 par value for each of the Primary, Financial Intermediary and Institutional Classes and 500,000,000 shares authorized at $.001 par value for Class R shares of the Fund. Share transactions were as follows:

	Year Ended December 31, 2008		Year Ended December 31, 2007
	Shares	Amount	Shares	Amount
Primary Class
Shares sold	4,587,677	$115,988,474	4,862,138	$163,695,711
Shares issued on reinvestment	—	—	1,460,814	47,839,411
Shares repurchased	(9,798,413)	(223,160,048)	(3,931,753)	(129,991,455)

Net Increase (Decrease)	(5,210,736)	$(107,171,574)	2,391,199	$81,543,667

Class R
Shares sold	78,947	$2,261,261	14,273	$496,413
Shares issued on reinvestment	—	—	793	26,328
Shares repurchased	(27,055)	(645,305)	(78)	(2,652)

Net Increase	51,892	$1,615,956	14,988	$520,089

Financial Intermediary Class
Shares sold	2,019,478	$50,104,302	3,360,322	$116,212,682
Shares issued on reinvestment	—	—	589,796	19,898,176
Shares repurchased	(4,187,791)	(100,815,141)	(1,474,780)	(50,283,453)

Net Increase (Decrease)	(2,168,313)	$(50,710,839)	2,475,338	$85,827,405

Institutional Class
Shares sold	2,318,441	$67,070,116	1,977,214	$69,317,534
Shares issued on reinvestment	—	—	464,627	15,851,817
Shares repurchased	(6,012,372)	(113,659,439)	(1,487,160)	(50,815,371)

Net Increase (Decrease)	(3,693,931)	$(46,589,323)	954,681	$34,353,980

6.	Recent Accounting Pronouncement

In March 2008, the FASB issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. The Fund’s investment policies do not permit the Fund to engage in derivative transactions. Unless the Fund’s investment policies change and the Fund begins engaging in derivative transactions, FAS 161 will have no impact on the Fund’s disclosures.

34	Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Legg Mason Growth Trust, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Growth Trust, Inc. (the “Fund”) at December 31, 2008, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 27, 2009

Annual Report to Shareholders	35

Directors and Officers

The table below provides information about the Corporation’s directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officers is 100 Light Street, Attn: Fund Secretary, 32nd Floor, Baltimore, Maryland 21202.

Name (Year of Birth) and Position with Corporation	Term of Office and Length of Time Served(A)	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
INDEPENDENT DIRECTORSB

Hearn, Ruby P. (1940) Director	Since 2004	14	None	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996-2001).

Lehman, Arnold L. (1944) Lead Independent Director	Since 1998	14	None	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979-1997).

Masters, Robin J.W. (1955) Director	Since 2002	14	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Asian Funds plc, Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc, and Western Asset Debt Securities plc.	Retired. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986-2000).

McGovern, Jill E. (1944) Director	Since 1998	14	None	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007. Formerly: Chief Executive Officer of The Marrow Foundation (non- profit) (1993-2007); Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986-1990).

36	Annual Report to Shareholders

Directors and Officers — Continued

Name (Year of Birth) and Position with corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Mehlman, Arthur S. (1942) Director	Since 2002	Director/Trustee of all Legg Mason Funds consisting of 14 Portfolios; Director/Trustee of the Royce Family of Funds consisting of 28 portfolios.	Director of Municipal Mortgage & Equity, LLC.	Retired. Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).

O’Brien, G. Peter (1945) Director	Since 1999	Director/Trustee of all Legg Mason Funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 28 portfolios.	Director of Technology Investment Capital Corp.	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).

Rowan, S. Ford (1943) Director	Since 2002	14	None	Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Professional Lecturer in Organizational Sciences, The George Washington University, since 2008. Formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984-2007).

Tarola, Robert M. (1950) Director	Since 2004	14	Director of TeleTech Holdings, Inc (business process outsourcing).	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals and materials) (1999 to 2008), and of MedStar Health, Inc. (hospitals and healthcare) (1996 to 1999); Partner, Price Waterhouse LLP (accounting and auditing) from (1984 to 1996).

Annual Report to Shareholders	37

Name (Year of Birth) and Position with corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
INTERESTED DIRECTORSC

Fetting, Mark R. (1954) Chairman and Director	Director since 2002 and Chairman since 2008	Chairman and Director/Trustee of all Legg Mason Funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 28 portfolios.	None	President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds since 2008. Formerly: President of all Legg Mason Funds (2001-2008). Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000-2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991-2000); Partner, Greenwich Associates (financial consulting); Vice President, T. Rowe Price Group, Inc.

Odenath, David (1957) President and Director	Since 2008	14	None	Senior Executive Vice President of Legg Mason, Inc. and President of Legg Mason Funds since 2008. Formerly: President of Prudential Annuities (since August 2002); Executive Vice President (since May 2003) of American Skandia Investment Services, Inc; Chief Executive Officer and Director (since May 2003) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (since May 2003) of American Skandia Marketing, Inc.; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999-2003) of PI; Senior Vice President (since June 1999) of Prudential; formerly Senior Vice President (August 1993-May 1999) of PaineWebber Group, Inc.

38	Annual Report to Shareholders

Directors and Officers — Continued

Name (Year of Birth) and Position with corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
EXECUTIVE OFFICERS:D

Karpinski, Marie K. (1949) Vice President and Chief Financial Officer	Since 1998	14	None	Vice President and Chief Financial Officer of all Legg Mason Funds. Vice President and Treasurer of Legg Mason Fund Adviser, Inc.; Vice President and Principal Financial and Accounting Officer of Western Asset Funds, Inc., Western Asset Income Fund and Western Premier Bond Fund; Treasurer and Principal Financial and Accounting Officer of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (2003-present), and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (2004-present).

Merz, Gregory T. (1958) Vice President and Chief Legal Officer	Since 2003	14	None	Vice President and Deputy General Counsel of Legg Mason, Inc. since 2003. Formerly: Associate General Counsel, Fidelity Investments (1993-2002).

Becker, Ted P. (1951) Vice President and Chief Compliance Officer	Since 2007	14	None

Director of Global Compliance at Legg Mason (2006 to present); Managing Director of Compliance at Legg Mason & Co. (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of Legg Mason Partners Fund Adviser and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

Annual Report to Shareholders	39

Name (Year of Birth) and Position with corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years

Wachterman, Richard M. (1947) Secretary	Since 2004	14	None	Associate General Counsel of Legg Mason, Inc. since 2004. Formerly: Managing Director, Victory Capital Management, Inc. (investment management) (1993-2003).

Hughes, Wm. Shane (1968) Treasurer	Since 2006	11	None	Assistant Vice President and Manager, Funds Accounting of Legg Mason & Co., LLC since 2005. Formerly: Assistant Vice President of Legg Mason Wood Walker, Incorporated (2002-2005) and Manager, Funds Accounting, Legg Mason Wood Walker, Incorporated (1997-2005).

ADDITIONAL INFORMATION ABOUT THE CORPORATION’S DIRECTORS AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-822-5544 OR ON THE SECURITIES AND EXCHANGE COMMISSION WEBSITE (http://www.sec.gov).

A

Officers of the Corporation are elected to serve until their successors are elected and qualified. Directors of the Corporation serve a term of indefinite length until their retirement, resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act.

B

Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Directors Committee (chair: Arnold Lehman).

C

Mr. Fetting and Mr. Odenath are considered to be interested persons, as defined in the 1940 Act, of the Corporation on the basis of their current employment with the Fund’s adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

D	Officers of the Corporation are interested persons (as defined in the 1940 Act).

40	Annual Report to Shareholders

Board Consideration of Legg Mason Growth Trust, Inc.’s Investment Advisory and Management Agreement

At its November 2008 meeting, the Board of Directors (the “Board”), including all of the Independent Directors, approved the continuation of the Investment Advisory and Management Agreement (the “Agreement”) between Legg Mason Capital Management, Inc. (the “Adviser”) and Legg Mason Growth Trust, Inc. (“Growth Trust”). In voting to approve the continuation of the Agreement, the Board considered whether continuance would be in the best interest of Growth Trust and its shareholders, an evaluation largely based on the nature and quality of the services provided under the Agreement and the overall fairness of the Agreement to Growth Trust. In considering the Agreement, the Board did not identify any single factor or item of information as all-important or controlling. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of the Agreement are reasonable and fair and that the continuation of the Agreement is in the best interest of Growth Trust and its shareholders.

Prior to the Board action, the Independent Directors met as a committee, together with experienced 1940 Act counsel, to consider their recommendation as to continuance of the Agreement. As part of the process to consider the Agreement, legal counsel to Growth Trust requested certain information from the Adviser on behalf of the Independent Directors, and in response, the Adviser provided an extensive report that addressed specific factors designed to inform the Board’s consideration of the Agreement. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the continuance of the Agreement.

In addition to the November meeting, the Independent Directors met in executive session in October 2008, at which time they reviewed and analyzed materials relating to the Agreement. The Independent Directors also retained independent consultants to assist them in their review and analysis of the Agreement. The Board meets at least another three times per year in order to oversee the Legg Mason Funds, including meetings at which the portfolio manager of Growth Trust or others make presentations and discuss performance, compliance and other applicable issues. The Board also drew upon its long association with the Adviser and its personnel and the Board members’ familiarity with the Adviser’s culture and the manner in which it has sought to strengthen and enhance itself.

With respect to the nature, scope and quality of the services provided, the Board considered the experience and commitment of the Adviser’s personnel and its efforts to build and support a strong service team. The Board also considered the nature and quality of the Adviser’s investment process. In assessing performance, the Board compared Growth Trust’s returns to the average of an appropriate Lipper category, a specified benchmark index and a peer group of investment companies pursuing similar strategies, all over multiple time periods. The Board considered very carefully

Annual Report to Shareholders	41

Growth Trust’s performance and discussed with the Adviser steps that the Adviser had taken, or intended to take, to improve performance. The Board considered whether a reduction in assets under management would adversely affect the resources available to the Adviser. The Board also considered the level of service provided by the Adviser and its affiliates to Growth Trust, including oversight of the transfer agent and the custodian and preparation of regulatory filings. The Board considered the Adviser’s procedures for executing portfolio transactions for Growth Trust. The Board also reviewed the Adviser’s policies and procedures for the selection of brokers and dealers and on obtaining research from brokers.

In determining whether the terms of the Agreement are reasonable and fair, the Board considered the terms and fee structure of the Agreement. In that connection, the Board considered the costs to the Adviser in providing services to Growth Trust and profitability for the Adviser and its affiliates from their overall association with Growth Trust. The Board reviewed information about the advisory fee schedule and overall expense ratio of Growth Trust and comparable fee schedules and expense ratios of a peer group of funds. In considering whether any economies of scale experienced by the Adviser in providing services to Growth Trust were shared with Growth Trust, the Board noted that Growth Trust’s advisory fee structure provides for a reduction of the effective fee rate as asset levels increase; that during the Board’s discussion of the Agreement the Adviser offered, and the Board agreed, to add additional breakpoint reductions to the contractual fee schedule; and that the Adviser has voluntarily waived fees for Growth Trust. The Board also compared Growth Trust’s advisory fee schedule to the advisory fees charged by the Adviser to its other accounts managed in a similar style. In that connection, the Board considered the differences in the level of services provided and the differences in responsibility of the Adviser to Growth Trust and to the other accounts. Finally, the Board considered other benefits accruing to the Adviser and its affiliates by virtue of their relationship to Growth Trust.

After an evaluation of all material factors, including those in the foregoing discussion, the Board concluded that the continuation of the Agreement is in the best interest of Growth Trust.

Notes

Notes

Notes

Fund Information

Investment Adviser

Legg Mason Capital Management, Inc.

Baltimore, MD

Board of Directors

Mark R. Fetting, Chairman

David R. Odenath, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Wm. Shane Hughes, Treasurer

Susan C. Curry, Assistant Treasurer

William S. Kirby, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

K&L Gates LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds American Leading Companies Trust Classic Valuation Fund Growth Trust Special Investment Trust U.S. Small-Capitalization Value Trust Value Trust	Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

Specialty Fun Opportunity Trust	The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Global Fund Emerging Markets Trust International Equity Trust Taxable Bond Funds Investment Grade Income Portfolio Limited Duration Bond Portfolio	Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Fund’s website at www.leggmason.com/individualinvestors.

Tax-Free Bond Fun Maryland Tax-Free Income Trust	The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. For a free prospectus for this or any other Legg Mason Fund, visit www.leggmason.com/individualinvestors. Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services - Institutional
For Primary, R Class Shareholders	For FI, I and IS Class Shareholders
c/o BFDS, P.O. Box 55214	c/o BFDS, P.O. Box 8037
Boston, MA 02205-8504	Boston, MA 02206-8037
800-822-5544	888-425-6432
www.leggmason.com/individualinvestors	www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor A Legg Mason, Inc. subsidiary

LMF-222/A (02/09) TN09-4342

Item 2.	Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer

(a)	Legg Mason Growth Trust, Inc. (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant’s President and Treasurer, which is designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

•	Compliance with applicable governmental laws, rules and regulations;

•	Prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

•	Accountability for adherence to the Code of Ethics.

(b)	No response required.

(c)	Not applicable.

(d)	The Registrant has not granted a waiver, including an implicit waiver, from a provision of the Code of Ethics to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions during the period covered by this report.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is attached as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

(a)	(1)	The Registrant’s Board of Directors have determined that the Registrant has at least one Audit Committee financial expert serving on its Audit Committee.

(a)	(2)	The Audit Committee’s financial experts are Mr. Arthur S. Mehlman and Mr. Robert M. Tarola. They are “independent” as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accounting Fees and Services

(a)	Audit Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended December 31, 2007 – $20,500

Fiscal Year Ended December 31, 2008 – $21,100

(b)	Audit-Related Fees

There were no additional fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a).

There were no fees billed to the Registrant for assurance and related services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	Tax Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended December 31, 2007 – $2,400

Fiscal Year Ended December 31, 2008 – $3,500

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

There were no fees billed to the Registrant for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a) through Item 4(c) above.

There were no fees billed to the Registrant for services not included in Items 4(a) through 4(c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)	(1)	The Audit Committee’s policy is to delegate to its chairperson the authority to preapprove items prior to the next meeting of the Committee. Such preapprovals are reported at the next quarterly meeting of the Audit Committee.

	(2)	There were no services provided to the Registrant that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

There were no fees billed to the Registrant for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	The percentage of hours expended by the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees was zero.

(g)	Non-Audit Fees for services rendered to Registrant or Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager.

PricewaterhouseCoopers LLP

Fiscal Year Ended December 31, 2007 – $392,049

Fiscal Year Ended December 31, 2008 – $314,000

(h)	The members of the Registrant’s Audit Committee have considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included in the annual report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 Light Street, 32nd Floor, Baltimore, Maryland 21202, Attn.: Fund Secretary.

Item 11.	Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	File the exhibits listed below as part of this Form.

(1)	The Registrant’s Code of Ethics applicable to Registrant’s principal executive officer and principal financial officer is attached hereto.

(2)	Separate certifications for the Registrant’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(b)	Separate certifications for the Registrant’s chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Growth Trust, Inc.

By:	/s/ David R. Odenath
David R. Odenath
President, Legg Mason Growth Trust, Inc.

Date: March 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David R. Odenath
David R. Odenath
President, Legg Mason Growth Trust, Inc.

Date: March 3, 2009

By:	/s/ Marie K. Karpinski
Marie K. Karpinski
Vice President and Chief Financial Officer, Legg Mason Growth Trust, Inc.

Date: March 3, 2009